UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04605

First Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: March 31

Date of reporting period: June 30, 2013

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

Consolidated Portfolio of Investments as of June 30, 2013 (Unaudited)

FIRST OPPORTUNITY FUND, INC.

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS (96.5%)
DOMESTIC COMMON STOCKS (54.5%)
Banks & Thrifts (11.8%)
29,289	Bank of Commerce Holdings	$147,617
35,498	Carolina Trust Bank*	87,325
43,644	Central Valley Community Bancorp	427,711
12,300	Citizens & Northern Corp.	237,636
60,000	Community Bank*(a)(b)(c)	5,986,800
77,436	Eastern Virginia Bankshares, Inc.*	387,180
39,700	First American International*(a)(b)(c)	829,333
116,276	First Capital Bancorp, Inc.*	395,338
66,726	First Southern Bancorp, Inc. - Class B*	310,276
193,261	Florida Capital Group*(a)(b)(c)	8,117
126,100	Metro Bancorp, Inc.*	2,525,783
905,600	National Bancshares, Inc.*(a)(b)(c)	370,662
4,000	North Dallas Bank & Trust Co.*	184,640
30,400	Oak Ridge Financial Services, Inc.*	124,032
1,900	Old Point Financial Corp.	24,700
44,300	OmniAmerican Bancorp, Inc.*	975,929
190,540	Republic First Bancorp, Inc.*	543,039
55,000	San Diego Private Bank*	577,500
92,195	Southern First Bancshares, Inc.*	996,628
79,900	Southern National Bancorp of Virginia, Inc.	781,422
302,900	Square 1 Financial, Inc.*(a)(b)(c)	2,453,490
62,746	Square 1 Financial, Inc. - Class A*(a)(b)(c)	508,243
41,122	Valley Commerce Bancorp	528,829
419,789	Wells Fargo & Co.	17,324,692
12,404	Xenith Bankshares, Inc.*	65,245

		36,802,167

Construction Machinery (0.9%)
35,200	Caterpillar, Inc.	2,903,648

Diversified Financial Services (6.4%)
60,000	Independence Financial Group, Inc.*(a)(b)(c)	540,600
303,800	JPMorgan Chase & Co.	16,037,602
125,890	Mackinac Financial Corp.	1,088,949
455,100	Ocwen Structured Investments, LLC*(a)(b)(c)	297,681
25,000	South Street Securities Holdings, Inc.*(a)(c)(d)	1,085,250
47,960	Tiptree Financial*(a)(c)(d)	939,536

		19,989,618

Environmental Control (0.3%)
30,000	Republic Services, Inc.	1,018,200

Healthcare Products & Services (2.5%)
91,800	Johnson & Johnson	7,881,948

Insurance (2.0%)
19,678	Forethought Financial Group, Inc. - Class A*(a)(b)(c)	6,246,191

Mining (3.8%)
425,300	Freeport-McMoRan Copper & Gold, Inc.	11,742,533

Shares	Description	Value (Note 1)

Mortgages & REITS (0.0%)
155,504	Newcastle Investment Holdings Corp., REIT*(c)	$72,838

Oil & Gas (4.0%)
97,300	Chevron Corp.	11,514,482
30,000	Linn Energy LLC	995,400

		12,509,882

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	949,763

Pipelines (0.7%)
33,250	Enterprise Products Partners LP	2,066,487

Registered Investment Companies (RICs) (0.4%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	755,600
18,727	RMR Real Estate Income Fund	377,349

		1,132,949

Retail (4.4%)
253,700	Kohl’s Corp.	12,814,387
10,000	Wal-Mart Stores, Inc.	744,900

		13,559,287

Savings & Loans (7.3%)
10,000	Auburn Bancorp, Inc.*	60,000
40,846	CFS Bancorp, Inc.	437,869
33,500	Eagle Bancorp	357,445
31,254	Georgetown Bancorp, Inc.	442,244
84,989	Hampden Bancorp, Inc.	1,267,186
22,030	HF Financial Corp.	286,831
47,216	Home Bancorp, Inc.*	873,496
88,948	Home Federal Bancorp, Inc.	1,133,198
42,000	Liberty Bancorp, Inc.	441,000
16,122	Malvern Bancorp, Inc.*	192,819
310,300	MidCountry Financial Corp.*(a)(b)(c)	3,770,145
11,314	Newport Bancorp, Inc.*	193,130
106,998	Ocean Shore Holding Co.	1,478,712
29,100	Old Line Bancshares, Inc.	383,829
168,810	Pacific Premier Bancorp, Inc.*	2,062,858
165,930	Perpetual Federal Savings Bank(e)	3,152,670
40,650	Redwood Financial, Inc.*(e)	693,082
89,993	River Valley Bancorp(e)	1,864,655
6,300	Royal Financial, Inc.*	30,870
273,079	SI Financial Group, Inc.	3,017,523
110,500	Third Century Bancorp*(e)	569,075

		22,708,637

Software & Services (3.5%)
57,000	International Business Machines Corp.	10,893,270

Technology, Hardware & Equipment (5.4%)
638,825	Cisco Systems, Inc.	15,529,836
23,000	Harris Corp.	1,132,750

		16,662,586

Tobacco Products (0.8%)
42,000	Altria Group, Inc.	1,469,580

Shares	Description	Value (Note 1)

Tobacco Products (continued)
11,000	Philip Morris International, Inc.	$952,820

		2,422,400

TOTAL DOMESTIC COMMON STOCKS (Cost $151,763,362)		169,562,404

FOREIGN COMMON STOCKS (7.8%)
Banks & Thrifts (0.2%)
5,490	Gronlandsbanken AB	541,326

Insurance (0.4%)
6,700	Muenchener Rueckversicherungs AG	1,233,150

Iron/Steel (1.5%)
72,000	POSCO, ADR	4,685,760

National Stock Exchange (0.5%)
17,776	NSE India, Ltd.*(a)(b)(c)	1,420,578

Oil & Gas (0.7%)
18,000	Total SA, Sponsored ADR	876,600
30,200	Transocean, Ltd.	1,448,090

		2,324,690

Pharmaceuticals (3.8%)
24,000	Sanofi	2,487,283
180,300	Sanofi, ADR	9,287,253

		11,774,536

Real Estate (0.7%)
98,000	Cheung Kong Holdings, Ltd.	1,329,234
2,490,000	Midland Holdings, Ltd.	931,015

		2,260,249

TOTAL FOREIGN COMMON STOCKS (Cost $22,862,615)		24,240,289

DOMESTIC LIMITED PARTNERSHIPS (16.9%)
	Bay Pond Partners, LP*(a)(b)(c)	52,454,209

TOTAL DOMESTIC LIMITED PARTNERSHIPS (Cost $39,387,185)		52,454,209

FOREIGN LIMITED PARTNERSHIPS (16.7%)
	Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(a)(b)(c)	51,824,841

TOTAL FOREIGN LIMITED PARTNERSHIPS (Cost $40,043,650)		51,824,841

DOMESTIC PREFERRED STOCKS (0.5%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(a)(c)(d)	1,734,704

TOTAL DOMESTIC PREFERRED STOCKS (Cost $1,600,000)		1,734,704

Shares	Description	Value (Note 1)

DOMESTIC WARRANTS (0.1%)
116,276	First Capital Bancorp, Inc., Warrant, strike price $1.00, Expires 2/8/2022*(c)	$110,009
26,230	Flagstar Bancorp, Warrant, strike price $10.00, Expires 1/30/2019*(c)	174,791

		284,800

TOTAL DOMESTIC WARRANTS (Cost $0)		284,800

TOTAL LONG TERM INVESTMENTS (Cost $255,656,812)		300,101,247

SHORT TERM INVESTMENTS (3.4%)
Money Market Funds (3.4%)
3,791,523	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	3,791,523
6,900,000	JPMorgan Prime Money Market Fund (7 day Yield 0.065%)	6,900,000

TOTAL SHORT TERM INVESTMENTS (Cost $10,691,523)		10,691,523

TOTAL INVESTMENTS (99.9%) (Cost $266,348,335)		310,792,770
TOTAL OTHER ASSETS LESS LIABILITIES (0.1%)		167,567

TOTAL NET ASSETS (100.0%)		$310,960,337

*	Non-income producing security.
(a)	Indicates a security which is considered restricted. Also see Notes to Quarterly Consolidated Portfolio of Investments.
(b)	Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of June 30, 2013, these securities had a total value of $126,710,890 or 40.75% of total net assets.
(c)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of June 30, 2013 was $130,828,018 or 42.07% of total net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013 these securities had a total value of $3,759,490 or 1.21% of total net assets.
(e)	Affiliated Company. See accompanying Notes to Quarterly Consolidated Portfolio of Investments.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See accompanying Notes to Quarterly Consolidated Portfolio of Investments.

Regional Breakdown as a % of Total Net Assets
United States	75.5

Bermuda	16.7

France	4.1

South Korea	1.5

Hong Kong	0.7

Switzerland	0.4

India	0.4

Germany	0.4

Denmark	0.2

Other Assets and Liabilities	0.1

Notes to Quarterly Consolidated Portfolio of Investments

June 30, 2013 (Unaudited)

Note 1. Valuation and Investment Practices

Basis for Consolidation: The First Opportunity Fund, Inc. (the “Fund”) invests a significant portion of its investments (the “Hedge Fund Portfolio”) in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets are invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”). The accompanying Consolidated Portfolio of Investments includes the investment positions of FOFI 1, Ltd. and FOFI 2, Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands. FOFI 1, Ltd. invests in Bay Pond Partners, LP, and FOFI 2, Ltd. contains cash and accruals for expenses related to the subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiaries. The aggregated net assets of the Subsidiaries at June 30, 2013 were $52,384,265 or 16.8% of the Fund’s consolidated total net assets. The Consolidated Portfolio of Investments includes positions of the Fund and of the Subsidiaries. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies used by the Fund.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market maker or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value (“Fair Value Securities”). The advisers use a third party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs including discount for lack of marketability, price to tangible book value multiple, transaction price, book value multiple, discount, spread, and price to earnings multiple. In such circumstances, the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

The Consolidated Portfolio of Investments includes investments valued at $130,828,018 (42.07% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

—	Level 1 – Unadjusted quoted prices in active markets for identical investments
—	Level 2 – Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Banks & Thrifts	$25,354,553	$1,290,969	$10,156,645	$36,802,167

Construction Machinery	2,903,648	–	–	2,903,648
Diversified Financial Services	17,126,551	–	2,863,067	19,989,618
Environmental Control	1,018,200	–	–	1,018,200
Healthcare Products & Services	7,881,948	–	–	7,881,948
Insurance	–	–	6,246,191	6,246,191
Mining	11,742,533	–	–	11,742,533
Mortgages & REITS	–	–	72,838	72,838
Oil & Gas	12,509,882	–	–	12,509,882
Pharmaceuticals	949,763	–	–	949,763
Pipelines	2,066,487	–	–	2,066,487
Registered Investment Companies (RICs)	1,132,949	–	–	1,132,949
Retail	13,559,287	–	–	13,559,287
Savings & Loans	12,158,010	6,780,482	3,770,145	22,708,637
Software & Services	10,893,270	–	–	10,893,270
Technology, Hardware & Equipment	16,662,586	–	–	16,662,586
Tobacco Products	2,422,400	–	–	2,422,400
Domestic Common Stocks	138,382,067	8,071,451	23,108,886	169,562,404
Banks & Thrifts	541,326	–	–	541,326
Insurance	1,233,150	–	–	1,233,150
Iron/Steel	4,685,760	–	–	4,685,760
National Stock Exchange	–	–	1,420,578	1,420,578
Oil & Gas	2,324,690	–	–	2,324,690
Pharmaceuticals	11,774,536	–	–	11,774,536
Real Estate	2,260,249	–	–	2,260,249
Foreign Common Stocks	22,819,711	–	1,420,578	24,240,289
Domestic Limited Partnerships	–	–	52,454,209	52,454,209
Foreign Limited Partnerships	–	–	51,824,841	51,824,841
Domestic Preferred Stocks	–	–	1,734,704	1,734,704
Domestic Warrants	–	284,800	–	284,800
Short Term Investments	10,691,523	–	–	10,691,523

TOTAL	$171,893,301	$8,356,251	$130,543,218	$310,792,770

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. Financial assets were transferred from Level 1 to Level 2 since certain equity prices used a bid price from a data provider at the end of the period and a last quoted sales price from a data provider at the beginning of the period. Financial assets were transferred from Level 2 to Level 1 since certain equity prices used a last sales price from a data provider at the end of the period and a bid price from a data provider at the beginning of the period.

Transfers into and out of Levels 1 and 2 at June 30, 2013 were as follows:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$ 124,032	$ (1,864,655)	$ 1,864,655	$ (124,032)
Total	$ 124,032	$ (1,864,655)	$ 1,864,655	$ (124,032)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2013	Realized loss	Change in unrealized appreciation/ (depreciation)	Sales proceeds	Transfer into Level 3	Balance as of June 30, 2013

Domestic Common Stocks	$ 22,311,336	$ (139)	$ 830,072	$ (32,383)	$ -	$ 23,108,886

Foreign Common Stocks	1,615,421	-	(194,843)	-	-	1,420,578
Domestic Limited Partnership	50,791,303	-	1,662,906	-	-	52,454,209
Foreign Limited Partnerships	50,792,985	-	1,031,856	-	-	51,824,841

Domestic Preferred Stocks	1,777,824	-	(43,120)	-	-	1,734,704

Total	$ 127,288,869	$ (139)	$ 3,286,871	$ (32,383)	$ -	$ 130,543,218

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Range

Domestic Common Stocks:
Banks & Thrifts	$9,785,983	Comparable Company Approach	Discount for lack of marketability	10%

			Price to Tangible Book Value Multiple	.83x-1.36x

	$370,662	Direct Offering Price Approach	Transaction Price	$0.41
Diversified Financial Services	$1,625,850	Comparable Company Approach	Discount for lack of marketability	10%

			Price to Tangible Book	1.12x-1.22x

			Value Multiple
	$1,237,217	Book Value Approach	Book Value Multiple	1.00x
Insurance	$6,246,191	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	.81x
Mortgages & REITS	$72,838	Book Value Approach	Book Value Multiple	1.00x
Savings & Loans	$3,770,145	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.24x
Domestic Preferred Stocks:	$1,734,704	Comparable Security Approach	Spread	3.5%

Foreign Common Stocks:
National Stock Exchange	$1,420,578	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Earnings Multiple	27.70x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Transaction Price	Increase	Decrease
Book Value Multiple	Increase	Decrease
Discount	Decrease	Increase
Spread	Decrease	Increase
Price to Earnings Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Industry Diversification: The Fund may not invest more than 25% of its assets in any industry or group of industries. While the Advisers do not intend to invest more than 25% of the Fund’s assets in a single industry, the Fund does not look through its investments in the Hedge Funds, some of which have significant exposure to industries within the financial sector, to determine whether the Fund exceeds the 25% limit. As a result, the Fund may be indirectly concentrated in an industry or group of industries by virtue of the Fund’s investments in Hedge Funds.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note 2. Unrealized Appreciation/ (Depreciation)

On June 30, 2013, based on cost of $265,584,234 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $68,242,080 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $23,033,544, resulting in net unrealized appreciation of $45,208,536.

Note 3. Transactions With Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 04/01/13	Purchases	Sales	Ending Share Balance as of 06/30/13	Dividend Income	Realized Gains (Losses)	Value as of 06/30/13
Perpetual Federal Savings Bank	165,930	-	-	165,930	$ 28,208	$ -	$ 3,152,670
Redwood Financial, Inc.	40,650	-	-	40,650	-	-	693,082
River Valley Bancorp	89,993	-	-	89,993	18,899	-	1,864,655
Third Century Bancorp	110,500	-	-	110,500	-	-	569,075
TOTAL					$ 47,107	$ -	$ 6,279,482

Note 4. Restricted Securities

As of June 30, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of June 30, 2013 are as follows:

Description	Acquisition Date	Cost	Market Value	Value as Percentage of Net Assets
Bay Pond Partners, LP	10/3/11	$39,387,185	$52,454,209	16.9%
Community Bank	2/12/08	912,100	5,986,800	1.9%
First American International	11/29/05	1,052,050	829,333	0.3%
Florida Capital Group	8/23/06	2,203,175	8,117	0.0%(a)
Forethought Financial Group, Inc. - Class A	11/13/09-9/30/10	4,066,780	6,246,191	2.0%
Independence Financial Group, Inc.	9/13/04	480,000	540,600	0.2%
Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,734,704	0.5%
MidCountry Financial Corp.	10/22/04	4,654,500	3,770,145	1.2%
National Bancshares, Inc.	6/6/06	2,128,160	370,662	0.1%
NSE India, Ltd.	4/30/10	1,517,269	1,420,578	0.5%
Ocwen Structured Investments, LLC	3/20/07 - 8/27/07	1,399,433	297,681	0.1%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	1,085,250	0.3%

Square 1 Financial, Inc.	5/3/05	3,029,000	2,453,490	0.8%
Square 1 Financial, Inc.- Class A	11/7/12	431,379	508,243	0.2%
Tiptree Financial	6/4/07-7/10/09	2,058,848	939,536	0.3%
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	40,043,650	51,824,841	16.7%

		$ 107,463,529	$ 130,470,380	42.0%

(a)	Less than 0.05% of total net assets.

Note 5. Investments in Limited Partnerships

As of June 30, 2013, the Fund held investments in Hedge Funds that are organized as limited partnerships. The Fund’s investments in the Hedge Funds are reported on the Consolidated Portfolio of Investments under the sections titled Domestic Limited Partnerships and Foreign Limited Partnerships.

The Hedge Funds’ investment objectives are to seek long-term capital appreciation through investment primarily in equity and equity-related securities of companies that derive a major portion of profits or anticipated profits from the global financial services sector and related sectors.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur less than one year following the date of admission to the partnership. The following table summarizes the Fund’s investments in limited partnerships as of June 30, 2013:

Description	% of Net Assets as of 6/30/13	Value as of 6/30/13	Net Unrealized Gain/(Loss) as of 6/30/13	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Bay Pond Partners, LP	16.9%	$52,454,209	$13,067,024	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice
Wolf Creek Investors (Bermuda) LP, a Wellington Management Investors (Bermuda), Ltd. share class	16.7%	51,824,841	11,781,191	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Total	33.6%	$104,279,050	$24,848,215

The Fund did not have any outstanding unfunded commitments as of June 30, 2013.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	First Opportunity Fund, Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 28, 2013

By:	Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	August 28, 2013